                                                                EXHIBIT 10.47

                             STOCK PLEDGE AGREEMENT


         THIS STOCK PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of February 25, 1997, between EDUCATIONAL MEDICAL, INC., a Delaware corporation (herein called the "Pledgor"), and BANK OF AMERICA, FSB (the "Bank"), individually and as agent for itself and each "Issuer," as that term is defined below (the Bank, acting in such capacity, herein called the "Secured Party").

                              W I T N E S S E T H:

         WHEREAS, pursuant to a Business Loan Agreement, dated as of even date herewith, among Pledgor, its subsidiaries and Secured Party (herein, as the same may be amended, modified, supplemented or renewed from time to time, called the "Loan Agreement"; capitalized terms used herein, but not expressly defined herein, shall have the meanings given to such terms in the Loan Agreement), the Bank has agreed to extend credit and other financial accommodations to Borrowers; and

         WHEREAS, the Pledgor is the owner of all shares of capital stock of each Borrower (other than Pledgor), all as specified on Schedule "A" attached hereto and by reference made part hereof (all such owned shares, together with other shares delivered or required to be delivered hereunder hereinafter called the "Pledged Shares"); and

         WHEREAS, it is a condition to the making of such financial accommodations that the Pledgor execute and deliver this Pledge Agreement in favor of Secured Party and, it being in the Pledgor's best interest that Borrowers obtain such financial accommodations, Pledgor is willing to execute and deliver this Pledge Agreement;

         NOW, THEREFORE, in consideration of the foregoing, the Pledgor agrees with Secured Party that:

         SECTION 1. Pledge. To secure the due and punctual payment of the "Secured Obligations" (as hereinafter defined), the Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto Secured Party, and hereby grants to the Secured Party a security interest in, the following:
(i) the Pledged Shares and the certificates representing the Pledged Shares, and all cash securities, dividends, rights, and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; (ii) all additional shares of stock at any time and from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares, and also any cash, securities, dividends, rights, and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and (iii) all other property hereafter delivered to the Secured Party in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property and all cash, securities, interest, dividends, rights, and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof (all such Pledged Shares, additional shares, certificates, notes, instruments, cash, securities, interest, dividends, rights, and other property being herein collectively called the "Collateral");

         TO HAVE AND TO HOLD the Collateral, together with all rights, titles, interest, privileges, and preferences appertaining or incidental thereto, unto the Secured Party, its successors and assigns, forever, subject, however, to the terms, covenants, and conditions hereinafter set forth. As used herein, the terms "Issuer," "Loan Documents" and "Secured Obligations," shall mean as follows:

                 "Issuer" shall mean Bank of America National Trust and Savings Association, or any affiliate thereof, which at any time or from time to time issues any letter of credit, banker's acceptance, foreign exchange contract, interest rate "hedge" or similar agreement, or otherwise extends any credit or other financial accommodation to, with or on behalf of Borrowers, or any one or more of them, whether pursuant to the Loan Agreement or otherwise.

                 "Loan Documents" shall mean the Loan Agreement and any document, instrument or agreement, whether now or hereafter existing, evidencing, giving rise to or otherwise securing any of the Secured Obligations.

                 "Secured Obligations" shall mean (i) all of the unpaid principal amount of, and accrued interest on, the Loans, (ii) all prepayment, facility commitment and other fees owing under the Loan Agreement to Bank and (iii) all other debts, liabilities and other obligations owing at any time or from time to time to the Bank or any Issuer by the Borrowers, or any one or more of them, whether joint or several, or as maker, surety, guarantor or otherwise, including any arising under or in respect of any loan, lease, letter of credit, banker's acceptance, foreign exchange contract, interest rate "hedge" agreement or any other similar agreement, whether arising pursuant to the Loan Agreement or otherwise.

         SECTION 2. Warranties and Further Assurances. The Pledgor warrants to the Secured Party that the Pledgor is, or at the time of any future delivery, pledge, assignment, or transfer will be, the lawful owner of the Collateral, free of all claims and liens other than the security interest hereunder (and those security interests described in Schedule "A" with regard to certain of the Pledged Shares), with full right to deliver, pledge, assign and transfer the Collateral to the Secured Party as Collateral hereunder. The Pledgor agrees to deliver to the Secured Party from time to time upon request of the Secured Party such stock powers and similar documents, satisfactory in form and substance to the Secured Party, with respect to the Collateral as the Secured Party may reasonably request. The Pledgor further agrees not to sell, assign, exchange, pledge or otherwise transfer or encumber any of its right to any of the Collateral (except as described in Schedule "A").

         SECTION 3. Care of Collateral. The Secured Party shall be deemed to have exercised reasonable care with respect to the interest of the Pledgor in the custody and preservation of the

Collateral if it takes such action for that purpose as the Secured Party takes customarily with respect to similar property of others in its custody or control, but no failure of the Secured Party to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by the Pledgor, shall be deemed a failure to exercise reasonable care in the custody of preservation of the Collateral.

         SECTION 4. Certain Rights Regarding Collateral and Secured Obligations. The Secured Party may from time to time, if a Default (as hereinafter defined) exists hereunder, without notice to the Pledgor, take all or any of the following actions: (i) transfer all or any part of the Collateral into the name of the Secured Party or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,
(ii) notify the parties obligated on any of the Collateral to make payment to the Secured Party of any amounts due or to become due thereunder, (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, (iv) take control of any proceeds of the Collateral, and (v) resort to the Collateral for payment of any of the Secured Obligations whether or not it shall have resorted to any other property securing the Secured Obligations or shall have proceeded against any party primarily or secondarily liable on any of the Secured Obligations. The Secured Party may, furthermore from time to time, whether before or after any of the Secured Obligations shall become due and payable, without notice to the Pledgor, take all or any of the following actions: (i) retain or obtain a security interest in any property, in addition to the Collateral, to secure any of the Secured Obligations, (ii) retain or obtain the primary or secondary liability of any party or parties, in addition to the Pledgor with respect to any of the Secured Obligations, (iii) extend or renew for any period (whether or not longer than the original period) or exchange any of the Secured Obligations or release or compromise any obligation of any nature of any party with respect thereto, and (iv) surrender, release or exchange all or any part of any property, in addition to the Collateral, securing any of the Secured Obligations, or compromise or extend or renew for any period any obligations of any nature of any party with respect to any such property.

         SECTION 5.  Voting Right and Dividends.

         (a) So long as no Default (as hereinafter defined) shall have occurred and be continuing:

                 (i) The Pledgor shall have the right to vote the Pledged Shares in a manner consistent with the terms of the Loan Agreement and the other Loan Documents;

                (ii) If and to the extent permitted under the Loan Documents, the Pledgor shall be entitled to receive any and all cash dividends on the Pledged Shares, which it is otherwise entitled to receive, but any and all stock and/or liquidating dividends, distributions in property, returns of capital or other distributions made on or in respect of the Pledged Shares, whether resulting from a





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                          subdivision, combination or reclassification of the
                          outstanding capital stock of any issuer thereof or received in exchange for the Pledged Shares or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any issuer may be a party or otherwise, and any and all cash and other property received in exchange for any Collateral shall be and become part of the Collateral pledged hereunder and, if received by the Pledgor, shall forthwith be delivered to the Secured Party or its designated nominee (accompanied, if appropriate, by proper instruments of assignment and/or stock power executed by the Pledgor in accordance with the Secured Party's instructions) to be held subject to the terms of this Pledge Agreement; and

               (iii) If the Pledged Shares shall have been registered in the name of the Secured Party or its subagent, the Secured Party shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such dividend orders and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to receive the dividends or other payments which it is authorized to receive and retain pursuant to subparagraph (i) above.

         (b)     Upon the occurrence and during the continuance of a Default:
                 (i) after written notice from the Secured Party to the Pledgor, all rights of the Pledgor pursuant to Section 5(a)(i) to vote the Pledged Shares shall cease and Secured Party or its designated nominee shall have the sole and exclusive authority to exercise such rights, (ii) all rights of the Pledgor pursuant to Section 5(a)(ii) and 5(a)(iii) shall cease, and (iii) the Secured Party shall have the sole and exclusive right and authority to receive and retain the dividends which the Pledgor would otherwise be authorized to receive and retain pursuant to Section 5(a)(ii) hereof. Any and all money and other property paid over to or received by the Secured Party pursuant to the provisions of this paragraph
                 (b) shall be retained by the Secured Party as additional Collateral hereunder and be applied in accordance with the provisions hereof.

         SECTION 6.  Default.

         (a) The occurrence of any of the following shall constitute a "Default" hereunder: nonpayment, when due, whether by acceleration or otherwise, of any amount due and payable on any of the Secured Obligations; an "event of default," "default" or similar event or occurrence, howsoever denominated, at any time arising under any of the Loan Documents; any representation of the Pledgor contained herein or given pursuant hereto shall be untrue in any material respect; or the Pledgor shall default in the performance of any agreement contained herein which is not cured to Secured Party's satisfaction within ten (10) days after Pledgor receives written notice thereof from Pledgor. Upon any such Default, (i) the Secured Party may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code





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                 as in effect from time to time in Georgia or otherwise
                 available to it, and (ii) the Secured Party may, without demand or notice of any kind, appropriate and apply toward the payment of such of the Secured Obligations, and in such order or application, as the Secured Party may from time to time elect, any balances, credits, deposits, accounts or moneys of the Pledgor then constituting part of, or proceeds from, the Collateral. If any notification of intended disposition of any of the Collateral is required by law, such notification shall be deemed reasonably and properly given if given at least ten (10) days before such disposition, in the manner prescribed for the giving of notices in Section 10 below. Any proceeds of any disposition of Collateral may be applied by the Secured Party to the payment of expenses in connection with the Collateral, including reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Secured Party toward the payment of such of the Secured Obligations and in such order of application, as provided in Section 7 hereof. All rights and remedies of the Secured Party expressed hereunder are in addition to all other rights and remedies possessed by it, including those under any other Loan Document. No delay on the part of the Secured Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of the Secured Party permitted hereunder shall impair or affect the rights of the Secured Party in and to the Collateral.

         (b) The Pledgor agrees that in any sale of any of the Collateral whenever a Default hereunder shall have occurred and be continuing, the Secured Party is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Secured Party be liable or accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         SECTION 7. Application of Proceeds of Sale or Cash Held as Collateral. The proceeds of sale of Collateral sold pursuant to Section 6 hereof and/or, after a Default, the cash held as Collateral hereunder, shall be applied by the Secured Party as follows:





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                 First:  to payment of the costs and expenses of such sale
         actually incurred by Secured Party, including the out-of-pocket expenses of the Secured Party and the reasonable fees and out-of-pocket expenses of counsel employed in connection therewith, and to the payment of all advances made by the Secured Party for the account of the Pledgor hereunder and the payment of all costs and expenses incurred by the Secured Party in connection with the administration and enforcement of this Pledge Agreement, to the extent that such advances, costs and expenses shall not have been reimbursed to the Secured Party (it being understood that, as used herein, costs of "counsel" includes the allocated costs of the Secured Party's in-house counsel);

                 Second: to the Bank and each Issuer, as appropriate, in an amount equal to the then unpaid amount of the Secured Obligations in such manner and order as they may elect, and if such proceeds shall be insufficient to pay in full such amount, then to the Bank and each Issuer ratably in accordance with the then unpaid amounts thereof owing to them; and

                 Third: upon full payment and satisfaction of the Secured Obligations, the balance, if any, of such proceeds shall be paid to the Pledgor, its successors and assigns, or as a court of competent jurisdiction otherwise may direct.

         SECTION 8. Authority of Secured Party. The Secured Party shall have and be entitled to exercise all such powers hereunder as are specifically delegated to the Secured Party by the terms hereof, together with such powers as are incidental thereto. The Secured Party may execute any of its duties hereunder by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its duties hereunder. Neither the Secured Party, nor any director, officer or employee of the Secured Party, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willfull misconduct. The Pledgor hereby agrees to reimburse the Secured Party, on demand, for all expenses incurred by the Secured Party in connection with the administration and enforcement of this Agreement (including expenses incurred by any sub-agent employed by the Secured Party) and agrees to indemnify and hold harmless the Secured Party and/or any such sub-agent from and against any and all liability incurred by the Secured Party (or such sub-agent) hereunder or in connection herewith, unless such liability shall be due to willful misconduct or gross negligence on the part of the Secured Party or such sub-agent.

         SECTION 9. Term of Agreement; Reinstatement. This Pledge Agreement and the security interests granted hereunder shall remain in full force and effect until all Secured Obligations have been fully paid and satisfied and all Loan Documents have been terminated (except for any obligations designated under any Loan Document as continuing on an unsecured basis). Further this Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Borrower for liquidation or reorganization, should any Borrower become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Borrower's assets, and shall continue to be effective





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or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         SECTION 10. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other party any other communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be delivered in the manner and to the addresses set forth in the Loan Agreement.

         SECTION 11. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 12. No Waiver; Cumulative Remedies. Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Secured Party, and then only to the extent therein set forth. A waiver by Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Secured Party would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Secured Party, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Secured Party and, where applicable, by Pledgor.

         SECTION 13.  Successor and Assigns; Governing Law.

                 A. This Security Agreement and all obligations of Pledgor hereunder shall be binding upon the successors and assigns of Pledgor, and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Bank, the Issuers and the Secured Party and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or





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any portion thereof or interest therein shall in any manner affect the security interest granted to Secured Party hereunder.

                 B. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAWS.

         SECTION 14. Further Indemnification. Pledgor agrees to pay, and to save Secured Party harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement.

         IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement to be duly executed by its officers thereunto duly authorized as of the date first above written.


                                  PLEDGOR:

                                  EDUCATIONAL MEDICAL, INC.

                                  By: /s/ Vince Pisano
                                     ---------------------------------------
                                     Name:   Vince Pisano
                                     Title:  Vice President and
                                             Chief Financial Officer


                                  Attest: /s/ Morris C. Brown
                                         -----------------------------------
                                         Name:   Morris C. Brown
                                         Title:  Secretary





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                                  SCHEDULE "A"


                      SCHEDULE OF SHARES OF CAPITAL STOCK
                                OWNED BY PLEDGOR


Corporation                       No. Shares                          Stock Certificate No(s).
-----------                       ----------                          ------------------------
Andon Colleges, Inc.

California Academy
of Merchandising,
Art and Design, Inc.

DBS Acquisition Corp.

ICM Acquisition Corp.

HBC Acquisition Corp.

Maric Learning Systems

MTSX Acquisition Corp.

OIOPT Acquisition Corp.

Palo Vista College of
 Nursing and Allied
 Health Sciences, Inc.

SACMD Acquisition Corp.

Scottsdale Educational
 Center for Allied Health
 Careers, Incorporated





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